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                                                                      EXHIBIT 21

                                  SUBSIDIARIES

     Johnson & Johnson, a New Jersey corporation, has the domestic and international subsidiaries shown below. Certain domestic subsidiaries and international subsidiaries are not named because they are not significant in the aggregate. Johnson & Johnson has no parent.

                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
Domestic Subsidiaries:
  Biopsys Medical, Inc. ....................................  Delaware
  Biosense, Inc.............................................  Delaware
  Cordis Corporation........................................  Florida
  Cordis Webster, Inc. .....................................  California
  Ethicon Endo-Surgery, Inc. ...............................  Ohio
  Ethicon, Inc. ............................................  New Jersey
  GynoPharma Inc. ..........................................  Delaware
  Indigo Medical, Inc. .....................................  Delaware
  Innotech, Inc. ...........................................  Delaware
  Janssen Pharmaceutica Inc. ...............................  Pennsylvania
  Janssen Products, Inc. ...................................  Delaware
  Johnson & Johnson Consumer Companies, Inc. ...............  New Jersey
  Johnson & Johnson (CR), Inc. .............................  New Jersey
  Johnson & Johnson Development Corporation.................  New Jersey
  Johnson & Johnson Finance Corporation.....................  New Jersey
  Johnson & Johnson Health Care Systems Inc. ...............  New Jersey
  Johnson & Johnson International...........................  New Jersey
  Johnson & Johnson Japan Inc. .............................  New Jersey
  Johnson & Johnson - Merck Consumer Pharmaceuticals Co. ...  New Jersey
  Johnson & Johnson (Middle East) Inc. .....................  New Jersey
  Johnson & Johnson Professional, Inc. .....................  New Jersey
  Johnson & Johnson (Russia), Inc. .........................  New Jersey
  Johnson & Johnson Services, Inc. .........................  New Jersey
  Johnson & Johnson Slovakia, Ltd. .........................  New Jersey
  Johnson & Johnson Vision Products, Inc. ..................  Florida
  Joint Medical Products Corporation........................  Delaware
  JJHC, Inc. ...............................................  Delaware
  LifeScan, Inc. ...........................................  California
  McNEIL-PPC, Inc. .........................................  New Jersey
  NDC Investment Corporation................................  Delaware
  Neutrogena Corporation....................................  Delaware
  Nitinol Development Corporation...........................  California
  Noramco, Inc. ............................................  Georgia
  OMJ Pharmaceuticals, Inc. ................................  Delaware
  Ortho Biotech Inc. .......................................  New Jersey
  Ortho-Clinical Diagnostics, Inc. .........................  New York
  Ortho-McNeil Pharmaceutical, Inc. ........................  Delaware
  Raritan Advertising, Inc. ................................  New Jersey
  Therakos, Inc. ...........................................  Florida

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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
International Subsidiaries:
  Centra Healthcare.........................................  United Kingdom
  Cilag AG..................................................  Switzerland
  Cilag AG International....................................  Switzerland
  Cilag de Mexico, S.A. de C.V. ............................  Mexico
  Cilag Farmaceutica Ltda. .................................  Brazil
  Cilag Holding AG..........................................  Switzerland
  Cordis A.B. ..............................................  Sweden
  Cordis Europa N.V. .......................................  Netherlands
  Cordis Med. App. GmbH ....................................  Germany
  Cordis S.A. ..............................................  Belgium
  Cordis S.A. ..............................................  France
  Cordis Sp. zoo............................................  Poland
  Ethicon Endo-Surgery (Europe) GmbH .......................  Germany
  Ethicon GmbH & Co. KG.....................................  Germany
  Ethicon Limited...........................................  Scotland
  Ethicon S.p.A. ...........................................  Italy
  Ethnor (Proprietary) Limited..............................  South Africa
  Ethnor S.A. ..............................................  France
  Greiter AG................................................  Switzerland
  Greiter Distribution AG...................................  Switzerland
  Greiter (International) AG................................  Switzerland
  Instrumentos Medico-Cirurgico Cordis S.A. ................  Portugal
  Janssen Animal Health BVBA................................  Belgium
  Janssen Biotech N.V. .....................................  Belgium
  Janssen-Cilag A/S.........................................  Norway
  Janssen-Cilag AB..........................................  Sweden
  Janssen-Cilag AG..........................................  Switzerland
  Janssen-Cilag A/S.........................................  Denmark
  Janssen-Cilag B.V. .......................................  Netherlands
  Janssen-Cilag Egypt Ltd. .................................  Egypt
  Janssen-Cilag C.A. .......................................  Venezuela
  Janssen-Cilag Farmaceutica, Ltda. ........................  Portugal
  Janssen-Cilag International N.V. .........................  Belgium
  Janssen-Cilag K.K. .......................................  Japan
  Janssen-Cilag Limited.....................................  United Kingdom
  Janssen-Cilag Limited.....................................  South Africa
  Janssen-Cilag Medizinische Information GmbH...............  Austria
  Janssen-Cilag N.V. .......................................  Belgium
  Janssen-Cilag OY..........................................  Finland
  Janssen-Cilag Pharmaceutical S.A.C.I. ....................  Greece
  Janssen-Cilag Pharma Vertrieb GmbH........................  Austria
  Janssen-Cilag Pty. Limited................................  Australia
  Janssen-Cilag S.A. .......................................  Spain
  Janssen-Cilag S.A. .......................................  France
  Janssen-Cilag S.p.A. .....................................  Italy
  Janssen Farmaceutica Ltda.................................  Brazil

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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  Janssen Farmaceutica, S.A. de C.V. .......................  Mexico
  Janssen-Cilag GmbH........................................  Germany
  Janssen Internationaal C.V. ..............................  Belgium
  Janssen Korea, Ltd. ......................................  Korea
  Janssen-Kyowa Co., Ltd. ..................................  Japan
  Janssen Ortho Inc. .......................................  Canada
  Janssen Pharmaceutica Limited.............................  Thailand
  Janssen Pharmaceutica N.V. ...............................  Belgium
  Janssen Pharmaceutical Limited............................  Ireland
  J-C Healthcare Ltd. ......................................  Israel
  JHC Nederland B.V. .......................................  Netherlands
  JHC Ltd. .................................................  Ireland
  Johnson & Johnson AB......................................  Sweden
  Johnson & Johnson AG......................................  Switzerland
  Johnson & Johnson A/S.....................................  Denmark
  Johnson & Johnson S.A. de C.V. ...........................  Mexico
  Johnson & Johnson de Argentina, S.A.C.e I. ...............  Argentina
  Johnson & Johnson China, Ltd. ............................  China
  Johnson & Johnson Consumer N.V./S.A.......................  Belgium
  Johnson & Johnson de Colombia S.A. .......................  Colombia
  Johnson & Johnson del Ecuador S.A. .......................  Ecuador
  Johnson & Johnson Finance Limited.........................  United Kingdom
  Johnson & Johnson/Gaba B.V. ..............................  Netherlands
  Johnson & Johnson GmbH....................................  Germany
  Johnson & Johnson Gesellschaft m.b.H......................  Austria
  Johnson & Johnson Hellas S.A. ............................  Greece
  Johnson & Johnson Holding GmbH............................  Germany
  Johnson & Johnson (Hong Kong) Limited.....................  Hong Kong
  Johnson & Johnson Inc. ...................................  Canada
  Johnson & Johnson Industria e Comercio Ltda...............  Brazil
  Johnson & Johnson International S.A. .....................  France
  Johnson & Johnson (Ireland) Limited.......................  Ireland
  Johnson & Johnson (Kenya) Limited.........................  Kenya
  Johnson & Johnson Korea Ltd. .............................  Korea
  Johnson & Johnson Kft. ...................................  Hungary
  Johnson & Johnson K.K. ...................................  Japan
  Johnson & Johnson Leasing GmbH............................  Germany
  Johnson & Johnson Lda.....................................  Portugal
  Johnson & Johnson Limited.................................  United Kingdom
  Johnson & Johnson Ltd. ...................................  India
  Johnson & Johnson Ltd. ...................................  Russia
  Johnson & Johnson Management Ltd. ........................  United Kingdom
  Johnson & Johnson Medical B.V. ...........................  Netherlands
  Johnson & Johnson Medical (China) Ltd. ...................  China
  Johnson & Johnson Medical G.m.b.H. .......................  Austria
  Johnson & Johnson Medical GmbH............................  Germany
  Johnson & Johnson Medical K.K. ...........................  Japan

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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  Johnson & Johnson Medical Korea Limited...................  Korea
  Johnson & Johnson Medical Ltd. ...........................  United Kingdom
  Johnson & Johnson Medical Mfg. SDN. BHD. .................  Malaysia
  Johnson & Johnson Medical NV/SA...........................  Belgium
  Johnson & Johnson Medical Pty. Ltd. ......................  Australia
  Johnson & Johnson Medical S.A. ...........................  Argentina
  Johnson & Johnson Medical S.A. ...........................  France
  Johnson & Johnson Morocco S.A. ...........................  Morocco
  Johnson & Johnson (New Zealand) Limited...................  New Zealand
  Johnson & Johnson Pacific Pty. Ltd. ......................  Australia
  Johnson & Johnson Pakistan (Private) Limited..............  Pakistan
  Johnson & Johnson (Philippines), Inc. ....................  Philippines
  Johnson & Johnson Poland, Inc. Sp. z o.o. ................  Poland
  Johnson & Johnson (Private) Limited.......................  Zimbabwe
  Johnson & Johnson Products Inc. ..........................  Canada
  Johnson & Johnson Produtos Profissionais Ltda.............  Brazil
  Johnson & Johnson Professional Products (Pty.) Ltd. ......  South Africa
  Johnson & Johnson (Proprietary) Limited...................  South Africa
  Johnson & Johnson Pte. Ltd. ..............................  Singapore
  Johnson & Johnson Pty. Limited............................  Australia
  Johnson & Johnson Research Pty. Limited...................  Australia
  Johnson & Johnson, S.A. de C.V. ..........................  Mexico
  Johnson & Johnson S.A. ...................................  France
  Johnson & Johnson S.A. ...................................  Spain
  Johnson & Johnson SDN. BHD. ..............................  Malaysia
  Johnson & Johnson S.p.A. .................................  Italy
  Johnson & Johnson, Spol.s.r.o. ...........................  Czech Republic
  Johnson & Johnson Taiwan Ltd. ............................  Taiwan
  Johnson & Johnson Vision Products AB......................  Sweden
  Johnson & Johnson Vision Products (Ireland) Limited.......  Ireland
  Johnson & Johnson (Zambia) Limited........................  Zambia
  Laboratoires Polive S.N.C. ...............................  France
  Lifescan Canada Ltd. .....................................  Canada
  Medos S.A. ...............................................  Switzerland
  Neutrogena Corp. S.A.R.L. ................................  France
  Neutrogena Provence S.A.R.L...............................  France
  Ortho-Clinical Diagnostics GmbH...........................  Germany
  Ortho-Clinical Diagnostics K.K. ..........................  Japan
  Ortho-Clinical Diagnostics Limited........................  England
  Ortho-Clinical Diagnostics S.A. ..........................  Spain
  Ortho-Clinical Diagnostic N.V. ...........................  Belgium
  Ortho-Clinical Diagnostic S.A. ...........................  France
  Ortho-Clinical Diagnostic S.p.A. .........................  Italy
  Ortho-McNeil Inc. ........................................  Canada
  Pharma Argentina S.A. ....................................  Argentina
  Princeps S.A.R.L..........................................  France
  P.T. Johnson & Johnson Indonesia..........................  Indonesia

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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  RoC International S.A.R.L. ...............................  Luxembourg
  RoC S.A. .................................................  France
  The R.W. Johnson Pharmaceutical Research Institute........  Switzerland
  Shanghai Johnson & Johnson Pharmaceuticals Limited........  China
  Shanghai Johnson & Johnson Ltd. ..........................  China
  Surgikos, S.A. de C.V. ...................................  Mexico
  Tasmanian Alkaloids Pty. Ltd. ............................  Australia
  Taxandria Pharmaceutica B.V. .............................  Netherlands
  Woelm Pharma GmbH & Co....................................  Germany
  Xian-Janssen Pharmaceutical Limited.......................  China

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